UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|09

Annual report

Putnam VT Income Fund

Putnam INVESTMENTS

Putnam VT Income Fund

Investment objective

High current income consistent with what Putnam Management believes to be prudent risk

Net asset value December 31, 2009

Class IA: $12.39	Class IB: $12.30

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	47.22%	46.65%

5 years	27.25	25.60
Annualized	4.94	4.66

10 years	75.15	70.90
Annualized	5.76	5.51

Life	325.56	308.69
Annualized	6.83	6.63

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

Fixed-income markets stabilized in 2009 as investors recovered their appetite for risk. Liquidity improved, and a rally across all spread sectors accelerated through the end of the year as investors saw clearer signs of economic recovery and an end to the recession. In stark contrast to the final quarter of 2008, markets were relatively stable with much less volatility. Non-Treasury sectors led the market during the period, spurred by improved investor confidence, a renewed appetite for risk, and support from fiscal and monetary stimulus. The U.S. government, notably the Federal Reserve Board (the Fed) and the Treasury, maintained policies intended to foster market stability and investor confidence. For the 12 months ended December 31, 2009, Putnam VT Income Fund’s class IA shares returned 47.22% at net asset value.

The majority of outperformance can be attributed to management’s strategies within mortgage credit (non-agency mortgages) and prepayments. Outperformance in mortgage credit was the result of two major strategies: management’s focus on senior AAA-rated collaterized mortgage-backed securities, where spreads tightened considerably from the record wide spreads of 2008, and similar allocations within non-agency residential mortgage-backed securities, where dislocations between price and fundamental value persisted but narrowed.

Prepayment strategies, specifically management’s focus on interest cash flows from agency mortgage-backed securities, also significantly contributed to performance during 2009. Interest-only securities were priced as if prepayment rates would be higher than historic norms, but actual rates were far lower. The cheap pricing was largely the result of the massive deleveraging, illiquidity, and panic during the fourth quarter of 2008. The slow prepayment rates were largely the result of widespread home price depreciation, which left approximately one in four American mortgage holders with negative equity. The portfolio benefited from both price appreciation, as investors recognized the opportunity, and from attractive cash flows due to slow prepayment rates. Overall term structure positioning was beneficial during the period, driven primarily by tactical duration positioning and a steepening yield-curve bias in the United States.

The U.S. economy is now growing at a moderate pace. Supportive Fed and Treasury policies, improved conditions in financial markets, a stabilizing labor market, and a replenishment of inventories is helping economic activity. While the short-term outlook is certainly more favorable than it has been for a long time, the economy, in the management team’s opinion, is not yet at the threshold of robust and sustained economic growth. The economy faces significant head-winds, especially from private sector deleveraging, a constrained banking system, and risk of deflation in the coming year. Although the Fed is likely to hold rates within its current 0% to 0.25% range, fiscal policy seems unlikely to provide more stimulus to the economy beyond 2010. Management expects 2010 to be a year of economic growth, but with a second half that is slower than the first.

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Current and future portfolio holdings are subject to risk.

2 Putnam VT Income Fund

Your fund’s managers

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	57.9%

Aa	2.4%

A	9.0%

Baa	16.4%

Ba	3.9%

B	4.7%

Caa	4.6%

Other	1.1%

Portfolio composition and credit quality will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Credit qualities are shown as a percentage of portfolio market value as of 12/31/09. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Income Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.81	$7.19	$5.35	$6.61

Ending value (after expenses)	$1,195.90	$1,194.20	$1,019.91	$1,018.65

Annualized expense ratio†‡	1.05%	1.30%	1.05%	1.30%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.24% of average net assets for the six months ended 12/31/09.

Putnam VT Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Income Fund (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

4 Putnam VT Income Fund

The fund’s portfolio 12/31/09

MORTGAGE-BACKED SECURITIES (51.2%)*	Principal amount	Value

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.335s, 2029	$436,206	$477,084
FRB Ser. 97-D5, Class A5, 6.999s, 2043	97,000	94,142

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	494,000	497,419
FRB Ser. 07-3, Class A3, 5.627s, 2049	487,000	470,467
Ser. 06-4, Class A2, 5.522s, 2046	2,663,000	2,713,645
Ser. 04-3, Class A5, 5.398s, 2039	1,630,000	1,662,200
Ser. 05-6, Class A2, 5.165s, 2047	323,000	325,038
FRB Ser. 05-1, Class A5, 5.082s, 2042	54,000	53,479
Ser. 07-5, Class XW, IO, 0.434s, 2051	13,620,307	277,854
Ser. 07-1, Class XW, IO, 0.287s, 2049	6,351,515	83,455

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	3,502,126	46,973
Ser. 04-4, Class XC, IO, 0.298s, 2042	9,793,379	146,871
Ser. 04-5, Class XC, IO, 0.222s, 2041	29,176,611	363,202
Ser. 06-5, Class XC, IO, 0.134s, 2016	40,234,161	552,741
Ser. 05-1, Class XW, IO, 0.097s, 2042	44,338,226	44,338

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.851s, 2036	56,851	32,121

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.183s, 2018	143,000	85,800
FRB Ser. 04-BBA4, Class G, 0.933s, 2018	196,000	127,400

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.233s, 2022	184,000	83,344
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	582,000	238,671

Banc of America Structured Security Trust
144A Ser. 02-X1, Class A3, 5.436s, 2033	263	263

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	3,568,421	285,507
Ser. 04-2, IO, 2.97s, 2034	1,719,331	65,335
Ser. 04-3, IO, 2.87s, 2035	1,185,579	46,000
Ser. 07-1, Class S, IO, 2.473s, 2037	5,071,763	331,186
Ser. 06-4A, IO, 2.331s, 2036	740,421	59,604
Ser. 05-3A, IO, 2.15s, 2035	5,106,201	270,118
Ser. 05-1A, IO, 2.15s, 2035	1,673,569	71,963
Ser. 06-2A, IO, 1.798s, 2036	1,022,210	59,697
FRB Ser. 05-1A, Class A1, 0.531s, 2035	389,435	257,027

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	1,249,373	830,833
Ser. 04-9, Class 1A1, 4.302s, 2034	53,985	35,110

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.182s, 2032	412,000	312,536
Ser. 07-PW17, Class A3, 5.736s, 2050	3,940,000	3,812,580
Ser. 05-PWR9, Class A2, 4.735s, 2042	537,000	536,941
Ser. 05-PWR9, Class X1, IO, 0.196s, 2042	24,558,183	165,522
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	2,523,709	35,837

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.687s, 2038	7,530,573	239,472
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	8,099,676	111,857
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	25,211,152	251,696
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	12,157,003	19,694

Bear Stearns Small Balance Commercial Trust
144A Ser. 06-1A, Class AIO, IO, 1s, 2034	1,532,400	7,968

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	210,397	215,453

Chase Commercial Mortgage Securities Corp.
144A Ser. 98-1, Class F, 6.56s, 2030	2,005,365	2,107,011

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.092s, 2014	$1,470,000	$1,423,463
Ser. 08-C7, Class A2A, 6.034s, 2049	800,000	805,362

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 06-AR7, Class 2A2A, 5.581s, 2036	131,463	80,192

Citigroup/Deutsche Bank Commercial Mortgage
Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	10,683,197	151,701
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	35,722,002	232,193
Ser. 06-CD2, Class X, IO, 0.086s, 2046	32,780,159	103,826

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	895,470	901,735
Ser. 98-C2, Class F, 5.44s, 2030	1,176,000	1,164,310

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.019s, 2017	710,000	620,199

Commercial Mortgage Pass-Through
Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	405,000	263,136
Ser. 06-CN2A, Class J, 5.57s, 2019	324,000	178,200
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	653,000	602,680
Ser. 03-LB1A, Class X1, IO, 0.489s, 2038	3,495,943	128,979
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	19,730,467	177,437
Ser. 06-C8, Class XS, IO, 0.085s, 2046	23,384,271	223,491
Ser. 05-C6, Class XC, IO, 0.064s, 2044	22,643,036	108,193

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	495,050	326,269
Ser. 06-2CB, Class A11, 6s, 2036	3,522,801	2,391,101

Countrywide Home Loans FRB Ser. 05-HYB7,
Class 6A1, 5.626s, 2035	26,913	18,570

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	312,597	298,140
Ser. 04-R2, Class 1AS, IO, 5.672s, 2034	2,495,199	283,829
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	2,151,459	244,728
Ser. 06-R1, Class AS, IO, 5.636s, 2036	1,897,550	208,731
Ser. 05-R3, Class AS, IO, 5.569s, 2035	6,722,525	747,881
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	3,605,566	365,064
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	5,694,112	604,999
FRB Ser. 04-R2, Class 1AF1, 0.651s, 2034	2,037,615	1,650,468

Credit Suisse Mortgage Capital Certificates
Ser. 07-3, Class 1A1A, 5.837s, 2037	1,552,566	993,642
FRB Ser. 07-C4, Class A2, 5.809s, 2039	1,846,000	1,862,363
Ser. 06-C5, Class AX, IO, 0.118s, 2039	15,018,434	217,016

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.132s, 2039	30,654,473	383,932
Ser. 07-C2, Class AX, IO, 0.111s, 2049	48,684,683	317,619
Ser. 07-C1, Class AX, IO, 0.085s, 2040	31,593,508	235,719

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.831s, 2017	286,000	151,580

CS First Boston Mortgage Securities Corp.
Ser. 04-C2, Class A2, 5.416s, 2036	1,850,000	1,832,115
FRB Ser. 04-C3, Class A5, 5.113s, 2036	20,000	19,798
Ser. 04-C3, Class A3, 4.302s, 2036	12,783	12,809

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.414s, 2035	13,872,279	418,335
FRB Ser. 05-TFLA, Class J, 1.183s, 2020	106,500	96,915
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	278,000	222,400
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	278,000	244,640
Ser. 01-CK1, Class AY, IO, 0.776s, 2035	42,572,301	172,946
Ser. 04-C4, Class AX, IO, 0.445s, 2039	3,116,291	69,505

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	4,247,000	4,269,764

Putnam VT Income Fund 5

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	$208,238	$208,768
Ser. 99-CG2, Class B3, 6.1s, 2032	854,000	734,440
Ser. 99-CG2, Class B4, 6.1s, 2032	1,144,000	1,152,407

Fannie Mae
IFB Ser. 07-75, Class JS, 50.51s, 2037	282,174	480,018
IFB Ser. 06-62, Class PS, 38.513s, 2036	461,016	759,069
IFB Ser. 07-30, Class FS, 28.756s, 2037	379,536	526,928
IFB Ser. 06-49, Class SE, 28.075s, 2036	738,495	1,045,066
IFB Ser. 06-115, Class ES, 25.635s, 2036	479,364	659,180
IFB Ser. 06-8, Class HP, 23.719s, 2036	780,071	1,058,297
IFB Ser. 05-99, Class SA, 23.719s, 2035	523,392	694,873
IFB Ser. 05-74, Class DM, 23.535s, 2035	456,982	594,198
IFB Ser. 05-45, Class DC, 23.462s, 2035	633,324	866,125
IFB Ser. 05-95, Class OP, 19.641s, 2035	357,339	453,004
IFB Ser. 05-106, Class JC, 19.407s, 2035	246,402	307,259
IFB Ser. 05-83, Class QP, 16.793s, 2034	189,753	229,593
Ser. 04-T3, Class PT1, 8.883s, 2044	263,951	304,203
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	2,383,937	426,162
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	714,079	124,375
Ser. 03-W1, Class 2A, 7 1/2s, 2042	494,025	557,013
Ser. 02-T4, Class A3, 7 1/2s, 2041	95,694	107,895
Ser. 01-T3, Class A1, 7 1/2s, 2040	93,970	105,952
Ser. 01-T1, Class A1, 7 1/2s, 2040	206,545	232,879
Ser. 99-T2, Class A1, 7 1/2s, 2039	48,546	54,417
Ser. 01-W3, Class A, 7s, 2041	118,533	131,664
IFB Ser. 05-52, Class DC, IO, 6.969s, 2035	714,951	108,409
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	1,637,862	233,424
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	2,282,683	343,468
IFB Ser. 04-24, Class CS, IO, 6.919s, 2034	1,643,424	243,525
IFB Ser. 04-60, Class SW, IO, 6.819s, 2034	2,343,481	365,173
IFB Ser. 03-76, Class SB, IO, 6.819s, 2033	1,677,514	259,471
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	5,094,336	742,245
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	1,105,802	148,044
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	775,226	112,340
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	2,593,613	330,686
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	817,528	117,082
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	1,068,326	142,707
IFB Ser. 05-90, Class GS, IO, 6.519s, 2035	100,915	14,240
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	739,348	111,533
IFB Ser. 05-17, Class ES, IO, 6.519s, 2035	1,016,376	128,922
IFB Ser. 05-18, Class SK, IO, 6.519s, 2035	98,133	9,321
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	2,375,305	401,756
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	1,795,354	248,605
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	1,979,531	245,501
IFB Ser. 05-45, Class EW, IO, 6.489s, 2035	1,727,445	233,973
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	2,687,261	349,513
IFB Ser. 06-126, Class CS, IO, 6.469s, 2037	534,745	70,294
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	2,046,797	301,667
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	1,332,992	175,366
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	779,320	90,396
IFB Ser. 06-23, Class SP, IO, 6.469s, 2036	971,337	140,408
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	676,285	97,311
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	1,263,227	195,084
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	1,978,535	276,464
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	416,693	57,417
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	4,205,915	651,360
IFB Ser. 05-23, Class SG, IO, 6.469s, 2035	1,526,711	213,661
IFB Ser. 05-17, Class SA, IO, 6.469s, 2035	1,388,238	206,309
IFB Ser. 05-17, Class SE, IO, 6.469s, 2035	1,527,139	206,666
IFB Ser. 05-57, Class DI, IO, 6.469s, 2035	3,945,063	488,193
IFB Ser. 05-5, Class SD, IO, 6.469s, 2035	4,925,817	676,646

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Fannie Mae cont.
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	350,067	48,015
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	850,235	120,569
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	144,741	24,365
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	883,572	113,803
IFB Ser. 06-51, Class SP, IO, 6.419s, 2036	3,065,019	443,493
IFB Ser. 06-115, Class GI, IO, 6.409s, 2036	909,998	158,248
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	694,940	92,044
IFB Ser. 06-104, Class IM, IO, 6.389s, 2036	293,993	33,525
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	954,838	148,242
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	3,189,329	475,900
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	1,892,952	246,845
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	1,613,094	207,880
IFB Ser. 06-39, Class DS, IO, 6.369s, 2036	5,411,585	756,565
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	3,265,047	461,007
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	3,906,227	578,704
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	689,716	92,197
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	907,824	121,265
IFB Ser. 06-92, Class JI, IO, 6.349s, 2036	721,256	96,509
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	1,098,693	133,160
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	828,755	106,402
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	982,291	160,330
IFB Ser. 06-42, Class TI, IO, 6.339s, 2036	6,087,353	786,141
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	2,757,919	402,593
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	3,438,322	464,843
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	1,257,535	139,555
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	734,880	94,200
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	2,850,877	364,602
IFB Ser. 07-30, Class OI, IO, 6.209s, 2037	3,710,463	509,628
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	2,940,913	347,028
IFB Ser. 06-82, Class SI, IO, 6.199s, 2036	3,315,213	423,274
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	1,006,713	133,964
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	1,498,006	190,457
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	1,218,031	171,105
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	3,347,760	425,466
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	2,369,202	307,379
IFB Ser. 09-43, Class SB, IO, 6.099s, 2039	164,317	22,855
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	1,615,152	200,217
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	1,472,328	179,776
IFB Ser. 08-11, Class SC, IO, 6.049s, 2038	116,004	15,128
IFB Ser. 09-71, Class XS, IO, 5.969s, 2036	24,606,318	2,693,951
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	1,745,570	199,436
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	1,212,212	144,660
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	997,220	116,001
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	1,116,726	140,286
IFB Ser. 07-3, Class SH, IO, 5.839s, 2037	562,111	63,391
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	2,904,496	365,072
IFB Ser. 05-58, Class IK, IO, 5.769s, 2035	1,705,211	311,598
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	3,967,519	476,102
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	989,301	116,492
Ser. 383, Class 18, IO, 5 1/2s, 2038	393,431	64,972
Ser. 383, Class 19, IO, 5 1/2s, 2038	357,264	59,038
Ser. 383, Class 6, IO, 5 1/2s, 2037	302,370	56,364
Ser. 383, Class 7, IO, 5 1/2s, 2037	298,286	48,523
Ser. 383, Class 20, IO, 5 1/2s, 2037	228,182	38,363
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	1,410,159	139,313
Ser. 385, Class 3, IO, 5s, 2038 F	320,852	60,716
Ser. 340, Class 2, IO, 5s, 2033	3,920,879	901,802
IFB Ser. 05-W2, Class A2, IO, 4.979s, 2035	1,237,752	117,586

6 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Fannie Mae cont.
Ser. 09-86, Class UI, IO, 4s, 2014	$21,814,376	$2,197,599
Ser. 03-W12, Class 2, IO, 2.216s, 2043	1,998,853	181,886
Ser. 03-W10, Class 3, IO, 1.88s, 2043	1,856,854	137,635
Ser. 03-W10, Class 1, IO, 1.837s, 2043	4,608,523	343,448
Ser. 03-W8, Class 12, IO, 1.635s, 2042	8,536,869	577,407
Ser. 03-W17, Class 12, IO, 1.141s, 2033	2,579,178	119,023
Ser. 03-T2, Class 2, IO, 0.809s, 2042	12,838,483	358,386
Ser. 03-W3, Class 2IO1, IO, 0.675s, 2042	1,251,813	33,957
Ser. 03-W6, Class 51, IO, 0.67s, 2042	3,564,645	95,839
Ser. 01-T12, Class IO, 0.565s, 2041	6,688,902	142,464
Ser. 03-W2, Class 1, IO, 0.467s, 2042	6,656,697	97,338
Ser. 03-W3, Class 1, IO, 0.443s, 2042	12,092,537	200,712
Ser. 02-T1, Class IO, IO, 0.423s, 2031	5,736,171	80,655
Ser. 03-W6, Class 3, IO, 0.368s, 2042	5,037,060	73,969
Ser. 03-W6, Class 23, IO, 0.352s, 2042	5,344,352	74,218
Ser. 03-W4, Class 3A, IO, 0.17s, 2042	5,253,099	80,408
Ser. 07-64, Class LO, PO, zero %, 2037	458,315	405,601
Ser. 06-56, Class XF, zero %, 2036	60,643	52,177
Ser. 06-59, Class QC, PO, zero %, 2033	166,789	139,439
Ser. 04-61, Class JO, PO, zero %, 2032	257,200	225,915
Ser. 326, Class 1, PO, zero %, 2032	307,709	255,211
Ser. 318, Class 1, PO, zero %, 2032	116,469	98,489
Ser. 314, Class 1, PO, zero %, 2031	554,956	475,691
FRB Ser. 06-115, Class SN, zero %, 2036	367,455	440,417
FRB Ser. 06-104, Class EK, zero %, 2036	60,561	58,283
FRB Ser. 05-117, Class GF, zero %, 2036	63,049	60,379
FRB Ser. 05-57, Class UL, zero %, 2035	166,725	165,305
FRB Ser. 05-51, Class FV, zero %, 2035	188,187	160,360
FRB Ser. 05-36, Class QA, zero %, 2035	86,736	71,469
FRB Ser. 05-65, Class CU, zero %, 2034	24,366	21,795
FRB Ser. 06-1, Class HF, zero %, 2032	29,928	25,984
IFB Ser. 09-86, Class SA, IO, zero %, 2039	29,085,834	376,549
IFB Ser. 06-75, Class FY, zero %, 2036	78,866	77,678
IFB Ser. 06-48, Class FG, zero %, 2036	221,000	189,544

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	70,798	78,564
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	600,394	100,566
Ser. T-51, Class 2A, 7 1/2s, 2042	370,821	415,667
IFB Ser. T-56, Class 3ASI, IO, 7.269s, 2043	250,349	40,056
Ser. T-56, Class A, IO, 0.524s, 2043	3,386,526	72,232
Ser. T-56, Class 1, IO, 0.232s, 2043	4,636,698	39,726
Ser. T-56, Class 3, IO, 0.088s, 2043	3,490,045	41,039
Ser. T-56, Class 2, IO, 0.041s, 2043	4,238,249	350

First Horizon Alternative Mortgage Securities
FRB Ser. 05-AA10, Class 2A1, 5.701s, 2035	567,453	323,448

First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1,
Class 3, IO, 1.691s, 2033	12,113,247	142,936

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	1,196,000	1,044,614
Ser. 97-C2, Class G, 7 1/2s, 2029	361,000	332,120

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	1,515,000	1,257,450

Freddie Mac
IFB Ser. 3182, Class PS, 27.667s, 2032	695,017	989,185
IFB Ser. 3211, Class SI, IO, 26.685s, 2036	75,558	46,530
IFB Ser. 3408, Class EK, 24.855s, 2037	623,813	834,045
IFB Ser. 2976, Class KL, 23.529s, 2035	821,562	1,097,209
IFB Ser. 2979, Class AS, 23.419s, 2034	193,456	248,204

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3065, Class DC, 19.161s, 2035	$769,507	$962,677
IFB Ser. 2990, Class LB, 16.35s, 2034	865,872	1,023,779
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	1,206,583	198,678
IFB Ser. 2828, Class GI, IO, 7.267s, 2034	1,398,094	219,041
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	1,152,940	144,582
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	1,820,770	316,042
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	1,413,093	236,805
IFB Ser. 2927, Class SI, IO, 7s, 2035	1,094,518	164,350
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	3,019,004	550,729
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	966,770	175,284
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	910,100	119,239
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	557,971	78,486
IFB Ser. 3308, Class S, IO, 6.967s, 2032	7,442,412	1,019,884
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	941,871	162,107
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	2,517,233	430,493
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	685,233	107,423
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	6,585,471	1,183,070
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	667,676	107,348
IFB Ser. 2815, Class PT, IO, 6.817s, 2032	1,285,782	164,187
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	589,537	68,843
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	688,980	77,273
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	540,094	75,643
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	1,986,165	280,315
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	1,469,071	187,260
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	996,794	116,651
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	2,991,536	456,808
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	1,067,694	149,250
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	1,471,695	235,012
IFB Ser. 3117, Class SI, IO, 6.467s, 2036	2,028,068	289,317
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	1,612,976	244,914
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	167,040	23,581
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	1,689,687	205,317
IFB Ser. 3256, Class S, IO, 6.457s, 2036	1,266,764	169,780
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	697,460	71,636
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	788,593	99,240
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	2,136,685	297,213
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	1,438,549	185,691
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	2,130,632	275,204
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	3,777,761	503,505
IFB Ser. 3398, Class SI, IO, 6.417s, 2036	2,741,698	348,519
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	3,593,891	553,693
IFB Ser. 3196, Class SA, IO, 6.417s, 2032	4,629,233	527,019
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	2,136,909	286,836
IFB Ser. 2990, Class LI, IO, 6.397s, 2034	1,323,747	197,821
IFB Ser. 3240, Class S, IO, 6.387s, 2036	2,607,644	347,828
IFB Ser. 3229, Class BI, IO, 6.387s, 2036	241,852	28,061
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	529,773	76,672
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	1,811,505	253,163
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	771,988	114,360
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	986,041	127,115
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	1,288,588	208,128
IFB Ser. 2650, Class SK, IO, 6.367s, 2032	4,925,364	569,476
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	954,188	117,551
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	1,092,008	135,750
IFB Ser. 3153, Class UI, IO, 6.337s, 2036	720,736	128,315
IFB Ser. 3153, Class QI, IO, 6.317s, 2036	654,633	104,824
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	6,265,579	875,700
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	525,718	73,485
IFB Ser. 3349, Class AS, IO, 6.267s, 2037	7,028,001	926,898
IFB Ser. 3510, Class IA, IO, 6.267s, 2037	2,219,382	277,416
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	1,539,378	198,397

Putnam VT Income Fund 7

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Freddie Mac cont.
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	$1,289,159	$162,190
IFB Ser. 3238, Class LI, IO, 6.257s, 2036	144,506	18,512
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	1,225,135	151,276
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	2,611,036	321,941
IFB Ser. 3510, Class CI, IO, 6.247s, 2037	3,138,136	407,614
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	1,560,445	224,502
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	1,994,912	264,297
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	810,790	117,199
IFB Ser. 3308, Class SA, IO, 6.217s, 2037	1,799,046	221,722
IFB Ser. 3199, Class S, IO, 6.217s, 2036	809,490	105,911
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	3,535,629	453,489
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	2,803,568	360,999
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	1,389,251	179,380
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	1,981,758	255,885
IFB Ser. 3510, Class AS, IO, 6.177s, 2037	5,601,912	773,041
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	1,653,733	205,709
IFB Ser. 3424, Class TI, IO, 6.147s, 2035	7,257,104	789,987
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	702,770	81,817
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	5,122,044	603,507
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	3,058,729	377,222
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	1,472,741	174,022
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	2,554,743	303,805
IFB Ser. 3531, Class SM, IO, 5.867s, 2039	5,017,659	546,541
IFB Ser. 3510, Class IC, IO, 5.847s, 2037	2,420,566	287,400
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	2,852,434	304,925
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	1,051,540	125,673
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	2,854,591	350,418
IFB Ser. 3451, Class S, IO, 5.797s, 2037	14,994,735	1,561,466
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	2,073,344	225,952
IFB Ser. 3424, Class UI, IO, 5.527s, 2037	217,720	29,503
IFB Ser. 3423, Class GS, IO, 5.417s, 2038	780,341	70,946
Ser. 3369, Class BO, PO, zero %, 2037	70,192	56,951
Ser. 3327, Class IF, IO, zero %, 2037	211,783	10,500
Ser. 3391, PO, zero %, 2037	116,269	94,546
Ser. 3292, Class DO, PO, zero %, 2037	90,201	70,686
Ser. 3300, PO, zero %, 2037	502,558	413,746
Ser. 3175, Class MO, PO, zero %, 2036	93,575	75,871
Ser. 3210, PO, zero %, 2036	58,377	48,412
Ser. 3084, PO, zero %, 2035	37,056	36,414
Ser. 2971, Class KO, PO, zero %, 2035	67,792	58,219
Ser. 2858, Class MO, PO, zero %, 2034	13,773	13,037
Ser. 2587, Class CO, PO, zero %, 2032	384,664	351,855
Ser. 201, PO, zero %, 2029	343,270	282,805
FRB Ser. 3349, Class DO, zero %, 2037	125,850	111,208
FRB Ser. 3326, Class XF, zero %, 2037	107,784	104,387
FRB Ser. 3326, Class YF, zero %, 2037	371,151	416,971
FRB Ser. 3263, Class TA, zero %, 2037	64,764	64,881
FRB Ser. 3231, Class X, zero %, 2036	50,885	50,667
FRB Ser. 3147, Class SF, zero %, 2036	213,983	211,270
FRB Ser. 3117, Class AF, zero %, 2036	52,027	45,067
FRB Ser. 3047, Class BD, zero %, 2035	123,551	105,057
FRB Ser. 3326, Class WF, zero %, 2035	531,565	530,408
FRB Ser. 3033, Class YF, zero %, 2035	141,814	125,638
FRB Ser. 3036, Class AS, zero %, 2035	61,138	46,338
FRB Ser. 3251, Class TP, zero %, 2035	126,738	97,089
FRB Ser. 3003, Class XF, zero %, 2035	719,115	708,475
FRB Ser. 2963, Class TW, zero %, 2035	94,473	81,115
FRB Ser. 2947, Class GF, zero %, 2034	106,433	94,083
FRB Ser. 3006, Class TE, zero %, 2034	88,617	81,062

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.151s, 2043	$30,966,310	$200,947
Ser. 07-C1, Class XC, IO, 0.095s, 2019	73,325,096	381,291
Ser. 05-C3, Class XC, IO, 0.089s, 2045	92,552,967	336,280

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.279s, 2029	2,591,970	119,487
Ser. 05-C1, Class X1, IO, 0.216s, 2043	32,498,817	325,925

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	357,970	275,637
Ser. 06-C1, Class XC, IO, 0.07s, 2045	64,463,021	303,444

Government National Mortgage Association
IFB Ser. 06-34, Class SA, 38.141s, 2036	81,045	121,182
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	88,479	14,975
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	1,149,879	155,408
IFB Ser. 05-68, Class PU, IO, 7.067s, 2032	145,689	19,354
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	586,845	83,436
IFB Ser. 05-68, Class SN, IO, 6.968s, 2034	317,247	38,006
IFB Ser. 09-77, Class CS, IO, 6.768s, 2038	2,775,645	358,852
IFB Ser. 04-96, Class KS, IO, 6.767s, 2034	148,984	21,910
IFB Ser. 06-16, Class GS, IO, 6.757s, 2036	637,311	77,198
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	1,982,000	325,991
IFB Ser. 09-106, Class XN, IO, 6.667s, 2035	1,044,597	70,362
IFB Ser. 07-9, Class BI, IO, 6.587s, 2037	12,559,928	1,237,137
IFB Ser. 09-66, Class XS, IO, 6.568s, 2039	18,082,032	2,092,568
IFB Ser. 07-26, Class SL, IO, 6.568s, 2037	63,608	8,874
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	5,062,207	578,381
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	904,498	102,947
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	1,006,041	111,406
IFB Ser. 04-104, Class IS, IO, 6.517s, 2034	98,281	11,800
IFB Ser. 09-87, Class IG, IO, 6.507s, 2037	3,851,334	509,118
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	375,298	34,531
IFB Ser. 07-37, Class SU, IO, 6.458s, 2037	140,195	18,537
IFB Ser. 07-37, Class YS, IO, 6.438s, 2037	242,620	29,585
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	680,147	57,846
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	1,749,697	150,859
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	880,729	84,834
IFB Ser. 09-106, Class LP, IO, 6.377s, 2036	417,473	44,476
IFB Ser. 09-106, Class CM, IO, 6.368s, 2034	400,355	49,684
IFB Ser. 08-6, Class TI, IO, 6.368s, 2032	289,617	28,822
IFB Ser. 07-45, Class QB, IO, 6.367s, 2037	4,038,152	387,058
IFB Ser. 04-34, Class SA, IO, 6.367s, 2034	1,353,702	182,331
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	1,945,050	202,683
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	3,180,925	431,267
IFB Ser. 09-13, Class SD, IO, 6.318s, 2033	3,780,648	349,528
IFB Ser. 07-68, Class SH, IO, 6.307s, 2037	12,636,220	1,114,550
IFB Ser. 07-24, Class SA, IO, 6.277s, 2037	10,846,246	1,203,679
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	1,186,000	119,741
IFB Ser. 09-106, Class LS, IO, 6.267s, 2037	1,159,066	111,897
IFB Ser. 07-36, Class SG, IO, 6.237s, 2037	32,140,530	3,170,740
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	3,928,804	467,671
IFB Ser. 09-106, Class KS, IO, 6.167s, 2039	11,014,359	980,127
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	1,197,501	131,783
IFB Ser. 06-10, Class SL, IO, 6.027s, 2036	8,565,187	895,628
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	1,673,935	195,454
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	657,547	83,112
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	4,981,675	519,075
IFB Ser. 09-92, Class SC, IO, 5.968s, 2039	9,608,171	873,854
IFB Ser. 09-76, Class CS, IO, 5.968s, 2039	15,521,161	1,673,581
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	330,411	33,639
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	1,548,936	139,192
IFB Ser. 09-106, Class SU, IO, 5.967s, 2037	4,298,596	399,983
IFB Ser. 07-18, Class SD, IO, 5.967s, 2037	6,706,634	659,561

8 Putnam VT Income Fund

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	$1,840,622	$203,777
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	295,686	32,961
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	1,011,957	130,011
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	897,985	85,301
IFB Ser. 09-106, Class SL, IO, 5.867s, 2036	412,633	44,891
IFB Ser. 09-87, Class TS, IO, 5.867s, 2035	5,569,998	629,984
IFB Ser. 04-83, Class CS, IO, 5.847s, 2034	231,656	25,721
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	1,487,764	150,147
IFB Ser. 09-87, Class WT, IO, 0.188s, 2035	5,570,582	21,238
Ser. 06-36, Class OD, PO, zero %, 2036	39,395	32,632
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	1,715,652	36,750
FRB Ser. 07-73, Class KM, zero %, 2037	171,357	166,814
FRB Ser. 07-35, Class UF, zero %, 2037	59,599	58,114
FRB Ser. 06-56, Class YF, zero %, 2036	24,916	24,600
IFB Ser. 09-106, Class WT, IO, zero %, 2037	873,233	3,287

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	1,346,000	1,351,248
Ser. 05-GG5, Class XC, IO, 0.084s, 2037	138,660,542	404,819

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	928,000	907,878
Ser. 06-GG6, Class A2, 5.506s, 2038	1,238,000	1,254,546
Ser. 05-GG4, Class A4, 4.761s, 2039	42,000	37,143

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	512,505	495,849
FRB Ser. 07-EOP, Class J, 1.083s, 2020	171,000	140,427
Ser. 06-GG8, Class X, IO, 0.666s, 2039	19,792,620	514,685
Ser. 04-C1, Class X1, IO, 0.297s, 2028	9,528,304	42,096
Ser. 03-C1, Class X1, IO, 0.276s, 2040	8,157,865	161,083
Ser. 06-GG6, Class XC, IO, 0.052s, 2038	65,845,845	141,904

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	100,558	91,507
Ser. 05-RP3, Class 1A3, 8s, 2035	344,611	313,166
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	263,665	236,640
FRB Ser. 05-RP2, Class 1AF, 0.581s, 2035	1,022,280	826,769

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	306,463	288,650
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	341,337	323,417
IFB Ser. 04-4, Class 1AS, IO, 5.783s, 2034	4,878,338	573,205
Ser. 05-RP3, Class 1AS, IO, 5.669s, 2035	8,312,636	997,516

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.746s, 2035	550,634	429,495

HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035 (In default) †	100,429	10

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.022s, 2037	1,274,996	879,747

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.341s, 2037 F	1,495,587	807,617

IndyMac Indx Mortgage Loan Trust
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	1,516,104	879,340
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	1,236,738	667,839

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	377,000	343,070
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	1,092,000	764,006
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	8,744,000	8,245,537
Ser. 07-CB20, Class A3, 5.863s, 2051	2,329,000	2,257,436
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	1,157,000	1,114,103
Ser. 06-CB15, Class A4, 5.814s, 2043	1,799,000	1,733,516
Ser. 07-CB20, Class A4, 5.794s, 2051	515,000	444,159
FRB Ser. 04-PNC1, Class A4, 5.389s, 2041	16,000	15,851
Ser. 05-CB12, Class A4, 4.895s, 2037	42,000	39,920

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 04-C3, Class A5, 4.878s, 2042	$40,000	$38,974
Ser. 05-LDP2, Class AM, 4.78s, 2042	680,000	543,387
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	26,212,311	621,929
Ser. 06-CB17, Class X, IO, 0.512s, 2043	17,488,467	494,925
Ser. 06-LDP9, Class X, IO, 0.469s, 2047	4,068,606	85,024
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	21,911,747	336,273
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	15,960,797	187,903

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	473,000	471,596
Ser. 03-ML1A, Class X1, IO, 0.62s, 2039	14,779,652	476,223
Ser. 07-CB20, Class X1, IO, 0.137s, 2051	35,120,085	370,552
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	21,811,137	183,530
Ser. 06-LDP6, Class X1, IO, 0.064s, 2043	43,881,687	182,776

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	314,997	224,377
Ser. 99-C1, Class G, 6.41s, 2031	337,198	192,681
Ser. 98-C4, Class G, 5.6s, 2035	260,000	261,300
Ser. 98-C4, Class H, 5.6s, 2035 F	441,000	286,040

LB-UBS Commercial Mortgage Trust
Ser. 07-C1, Class A2, 5.318s, 2040	2,440,000	2,484,520
Ser. 04-C7, Class A6, 4.786s, 2029	747,000	721,600
Ser. 07-C2, Class XW, IO, 0.547s, 2040	4,710,555	103,983

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.716s, 2038	22,894,109	710,180
Ser. 03-C5, Class XCL, IO, 0.4s, 2037	6,331,921	111,827
Ser. 05-C2, Class XCL, IO, 0.307s, 2040	114,873,292	886,420
Ser. 05-C3, Class XCL, IO, 0.297s, 2040	48,728,830	891,348
Ser. 05-C5, Class XCL, IO, 0.203s, 2020	51,991,237	590,485
Ser. 05-C7, Class XCL, IO, 0.168s, 2040	63,530,680	417,956
Ser. 06-C7, Class XCL, IO, 0.154s, 2038	35,193,472	479,381
Ser. 07-C2, Class XCL, IO, 0.102s, 2040	75,847,117	755,361
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	66,856,177	555,307

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	377,000	284,198
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	173,000	94,713

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.41s, 2034	44,443	31,310

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	251,425	238,225
Ser. 05-1, Class 1A4, 7 1/2s, 2034	437,649	414,673

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	1,539,005	1,096,249

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	37,713,421	417,476

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	408,848	335,255

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	283,000	280,710
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	1,357,527	1,031,817

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.828s, 2050	640,000	621,464
FRB Ser. 07-C1, Class A4, 5.828s, 2050	720,000	602,290
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041	41,000	39,834
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	40,000	38,651
Ser. 05-MCP1, Class XC, IO, 0.21s, 2043	27,528,992	258,773

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	5,549,952	120,434
Ser. 05-LC1, Class X, IO, 0.1s, 2044	14,849,839	89,167

Putnam VT Income Fund 9

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	$1,790,000	$1,568,756
FRB Ser. 07-8, Class A2, 5.92s, 2049	759,000	756,723
Ser. 06-4, Class A2, 5.112s, 2049	3,296,000	3,311,614

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	1,158,294	162,161
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,061,459	127,375
Ser. 05-C3, Class X, IO, 5.555s, 2044	1,169,652	116,965
Ser. 06-C4, Class X, IO, 5.454s, 2016	3,461,665	380,783

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	4,598,611	122,323

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	553,000	547,404
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042	1,799,000	1,779,702
Ser. 06-T21, Class A2, 5.09s, 2052	1,237,000	1,248,777
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,065,000	1,037,310
Ser. 04-HQ4, Class A7, 4.97s, 2040	882,000	866,709

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	790,000	57,275
Ser. 04-RR, Class F6, 6s, 2039	820,000	51,250
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	7,848,603	40,106

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 3.94s, 2035	1,459,434	890,255

Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.082s, 2030	470,000	474,700

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 5.257s, 2035	167,389	154,553

Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, 9.087s, 2034	140,870	131,610

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	1,699,000	1,699,265
Ser. 00-C1, Class J, 6 5/8s, 2010	206,000	152,850

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	470,320	348,037

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	8,669,589	316,440

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	336,000	252,000
Ser. 03-1A, Class M, 5s, 2018	228,000	136,800
Ser. 04-1A, Class L, 5s, 2018	150,000	90,000

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	3,299,459	2,144,649
FRB Ser. 07-10, Class 1A1, 6s, 2037	4,312,964	2,309,795
FRB Ser. 05-18, Class 6A1, 5.197s, 2035	687,471	494,979

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 0.581s, 2034	260,690	212,463

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	16,618,931	1,994,272
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	17,583,865	463,775

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.442s, 2037	4,109,762	444,368
Ser. 06-RF4, Class 1A, IO, 5.312s, 2036	2,277,962	226,824

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	1,405,000	1,370,121
FRB Ser. 07-C32, Class A2, 5.735s, 2049	2,859,000	2,912,362
Ser. 07-C31, Class A3, 5.483s, 2047	644,000	630,656
Ser. 07-C31, Class A2, 5.421s, 2047	3,696,000	3,738,874
Ser. 07-C30, Class A3, 5.246s, 2043	1,743,000	1,683,990
Ser. 04-C15, Class A4, 4.803s, 2041	1,317,000	1,260,288
Ser. 06-C29, IO, 0 3/8s, 2048	36,311,963	670,682
Ser. 07-C34, IO, 0.354s, 2046	9,384,010	166,003

MORTGAGE-BACKED SECURITIES (51.2%)* cont.	Principal amount	Value

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018	$313,000	$156,500
Ser. 03-C3, Class IOI, IO, 0.44s, 2035	6,192,826	159,619
Ser. 07-C31, IO, 0.26s, 2047	57,701,273	688,376
Ser. 06-C27, Class XC, IO, 0.121s, 2045	18,227,164	143,266
Ser. 06-C23, Class XC, IO, 0.058s, 2045	38,491,916	182,452
Ser. 06-C26, Class XC, IO, 0.04s, 2045	14,501,006	38,718

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	73,000	21,566
Ser. 06-SL1, Class X, IO, 0.934s, 2043	3,009,564	102,205
Ser. 07-SL2, Class X, IO, 0.849s, 2049	5,821,243	165,673

Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.17s, 2031	572,000	411,840

Total mortgage-backed securities (cost $202,261,203)		$240,584,637

CORPORATE BONDS AND NOTES (25.3%)*	Principal amount	Value

Basic materials (1.7%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$23,000	$26,474

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	145,000	186,686

ArcelorMittal sr. unsec.
unsub. notes 6 1/8s, 2018 (Luxembourg)	140,000	144,457

Dow Chemical Co. (The) notes 9.4s, 2039	305,000	403,256

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	804,000	914,865

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	585,000	697,990

Dow Chemical Co. (The) sr. unsec.
unsub. notes 5.9s, 2015	467,000	501,827

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	349,000	381,719

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011	106,000	114,480

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	260,000	273,000

Holcim, Ltd. 144A company guaranty 6s,
2019 (Switzerland)	215,000	223,792

International Paper Co. bonds 7.95s, 2018	737,000	850,063

International Paper Co. sr. unsec. notes 9 3/8s, 2019	607,000	743,575

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	585,000	639,426

Nalco Co. 144A sr. notes 8 1/4s, 2017	89,000	94,563

Rio Tinto Finance USA LTD company guaranty
sr. unsec. notes 9s, 2019 (Australia)	270,000	341,709

Sealed Air Corp. 144A notes 5 5/8s, 2013	342,000	361,618

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	75,000	89,625

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	111,000	129,315

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	93,000	107,299

Vale Overseas, Ltd. company guaranty unsec.
unsub. notes 5 5/8s, 2019	224,000	226,179

Westvaco Corp. unsec. notes 7 1/2s, 2027	60,000	52,566

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	305,000	312,612

		7,817,096
Capital goods (0.5%)
Allied Waste North America, Inc. sec.
notes Ser. B, 5 3/4s, 2011	210,000	218,497

Allied Waste North America, Inc. sr. unsec.
notes 6 3/8s, 2011	105,000	109,614

Ball Corp. company guaranty sr. unsec.
notes 7 1/8s, 2016	33,000	33,825

Ball Corp. company guaranty sr. unsec.
notes 6 5/8s, 2018	275,000	272,250

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	240,000	240,900

10 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Capital goods cont.
L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 5 7/8s, 2015	$185,000	$184,769

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	323,000	337,520

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	205,000	224,118

Republic Services, Inc. 144A sr. unsec.
notes 5 1/2s, 2019	210,000	213,245

Thomas & Betts Corp. sr. unsec.
unsub. notes 5 5/8s, 2021	225,000	216,372

United Technologies Corp. sr. unsec.
notes 6 1/8s, 2038	245,000	265,423

		2,316,533
Communication services (2.7%)
American Tower Corp. sr. unsec. notes 7s, 2017	505,000	559,288

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019	545,000	607,675

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	494,000	638,401

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	130,000	135,644

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,500,000	1,526,764

Bellsouth Capital Funding unsec.
notes 7 7/8s, 2030	480,000	548,074

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	400,000	479,246

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	205,000	223,428

Cox Communications, Inc. notes 7 1/8s, 2012	135,000	149,963

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	245,000	299,622

Cox Communications, Inc. 144A notes 5 7/8s, 2016	125,000	132,562

France Telecom notes 8 1/2s, 2031 (France)	85,000	113,119

Nextel Communications, Inc.
sr. notes Ser. E, 6 7/8s, 2013	245,000	237,650

Rogers Communications Inc. company
guaranty notes 6.8s, 2018 (Canada)	295,000	329,942

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)	475,000	525,917

TCI Communications, Inc. company
guaranty 7 7/8s, 2026	795,000	891,150

TCI Communications, Inc. debs. 9.8s, 2012	670,000	758,309

Telecom Italia Capital SA company
guaranty 4s, 2010 (Italy)	70,000	70,053

Telefonica Emisones SAU company
guaranty 6.221s, 2017 (Spain)	140,000	154,309

Telefonica Emisones SAU company guaranty
sr. unsec. notes 4.949s, 2015 (Spain)	230,000	247,605

Telefonica Europe BV company
guaranty 8 1/4s, 2030 (Spain)	240,000	298,810

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	575,000	635,499

Time Warner Cable, Inc. company
guaranty sr. unsec. 6 3/4s, 2018	40,000	44,115

Time Warner Cable, Inc. company
guaranty sr. unsec. notes 7 1/2s, 2014	260,000	299,667

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039	125,000	130,913

Verizon Communications, Inc. sr. unsec.
notes 7.35s, 2039	230,000	266,825

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	90,000	113,948

Verizon New England, Inc. sr. notes 6 1/2s, 2011	975,000	1,039,211

Verizon New Jersey, Inc. debs. 8s, 2022	40,000	44,177

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	405,000	446,485

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Communication services cont.
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	$255,000	$265,287

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	985,000	1,068,999

		13,282,657
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)	285,000	307,445

		307,445
Consumer cyclicals (1.3%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	208,000	215,280

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	175,000	191,841

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes 7.3s, 2012 (Germany)	586,000	636,623

DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN,
5 3/4s, 2011 (Germany)	265,000	278,359

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	660,000	671,283

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	139,000	147,861

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	215,000	221,719

News America Holdings, Inc. company
guaranty 7 3/4s, 2024	420,000	431,498

News America Holdings, Inc. debs. 7 3/4s, 2045	265,000	295,814

News America, Inc. company
guaranty sr. unsec. notes 6.9s, 2019	105,000	118,310

Omnicom Group, Inc. sr. notes 5.9s, 2016	275,000	292,909

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	34,000	38,080

Target Corp. bonds 6 1/2s, 2037	690,000	756,609

Time Warner Entertainment Co., LP
debs. Ser. *, 8 3/8s, 2023	5,000	5,923

Time Warner, Inc. debs. 9.15s, 2023	325,000	392,221

Time Warner, Inc. debs. 9 1/8s, 2013	340,000	394,513

Viacom, Inc. unsec. sr. company
guaranty 7 7/8s, 2030	555,000	598,590

Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	130,000	144,262

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	80,000	90,581

		5,922,276
Consumer staples (2.1%)
Altria Group, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2019	285,000	347,309

Altria Group, Inc. company guaranty
sr. unsec. unsub. notes 8 1/2s, 2013	245,000	283,679

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. notes 8.2s, 2039	285,000	360,383

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec. notes 6 3/8s,
2040 (Belgium)	521,000	543,331

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec. notes 5 3/8s,
2020 (Belgium)	574,000	585,629

Anheuser-Busch InBev Worldwide, Inc. 144A
company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	140,000	163,911

Campbell Soup Co. debs. 8 7/8s, 2021	345,000	449,286

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	118,000	123,526

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	790,000	681,375

Putnam VT Income Fund 11

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Consumer staples cont.
CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	$800,000	$837,992

Delhaize Group sr. unsub. notes 6 1/2s,
2017 (Belgium)	230,000	249,787

Diageo Capital PLC company guaranty 5 3/4s,
2017 (United Kingdom)	565,000	608,042

Diageo Capital PLC company guaranty 5.2s,
2013 (United Kingdom)	270,000	289,050

Fortune Brands, Inc. sr. unsec.
unsub. notes 3s, 2012	685,000	679,377

General Mills, Inc. sr. unsec. notes 5.65s, 2019	85,000	90,709

HJ Heinz Finance Co. 144A company
guaranty 7 1/8s, 2039	275,000	310,898

Kraft Foods, Inc. notes 6 1/8s, 2018	295,000	313,067

Kroger Co. company guaranty 6 3/4s, 2012	20,000	21,844

Kroger Co. company guaranty 6.4s, 2017	200,000	218,485

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	220,000	242,496

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	345,000	377,996

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	145,000	147,903

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	465,000	508,202

Tesco PLC 144A sr. unsec.
unsub. notes 6.15s, 2037 (United Kingdom)	550,000	570,874

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	235,000	251,450

WPP Finance UK company guaranty sr. unsec.
notes 8s, 2014 (United Kingdom)	555,000	631,179

		9,887,780
Energy (1.2%)
Chesapeake Energy Corp. sr. unsec.
notes 7 5/8s, 2013	420,000	439,950

Devon Energy Corp. sr. notes 6.3s, 2019	155,000	172,586

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	120,000	134,236

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	155,000	164,662

Forest Oil Corp. sr. notes 8s, 2011	250,000	260,625

Halliburton Co. sr. unsec. notes 7.45s, 2039	385,000	475,362

Husky Energy, Inc. sr. notes 5.9s, 2014 (Canada)	125,000	136,251

Kerr-McGee Corp. sec. notes 6.95s, 2024	295,000	319,481

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	90,000	93,594

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	280,000	280,700

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	265,000	297,878

Peabody Energy Corp. sr. notes 5 7/8s, 2016	325,000	316,063

Petro-Canada sr. unsec. unsub. notes 6.05s,
2018 (Canada)	50,000	53,749

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
company guaranty sr. notes 5 1/2s, 2014 (Qatar)	500,000	523,822

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	95,000	94,178

Weatherford International, Inc. company guaranty
sr. unsec. unsub. bonds 6.35s, 2017	115,000	120,287

Weatherford International, Ltd. company
guaranty 6 1/2s, 2036 (Switzerland)	185,000	176,680

Weatherford International, Ltd.
sr. notes 5 1/2s, 2016 (Switzerland)	195,000	199,644

Williams Cos., Inc. (The) sr. unsec.
notes 8 3/4s, 2020	415,000	495,083

Woodside Finance Ltd. 144A notes 4 1/2s,
2014 (Australia)	260,000	262,318

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	305,000	358,513

XTO Energy, Inc. sr. unsec.
unsub. notes 6 1/2s, 2018	245,000	279,962

		5,655,624

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials (9.1%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	$240,000	$236,439

AGFC Capital Trust I 144A company
guaranty 6s, 2067	270,000	95,850

Allstate Life Global Funding Trusts
notes Ser. MTN, 5 3/8s, 2013	415,000	443,002

American Express Bank FSB notes Ser. BKN1,
5.55s, 2012	350,000	374,300

American Express Bank FSB sr. unsec. FRN
Ser. BKNT, 0.533s, 2017	570,000	493,177

American Express Co. sr. unsec. notes 8 1/8s, 2019	800,000	948,049

American Express Travel Related
Services Co., Inc. sr. unsec.
unsub. notes FRN Ser. EMTN, 0.431s, 2011	275,000	270,531

Bank of America Corp. sr. unsec.
unsub. notes 6 1/2s, 2016	190,000	204,311

BankAmerica Capital III bank guaranty jr.
unsec. FRN Ser. *, 0.854s, 2027	465,000	323,169

Barclays Bank PLC sr. unsec.
unsub. notes 5s, 2016	180,000	184,629

Barclays Bank PLC 144A sub. notes 10.179s, 2021	767,000	1,001,939

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	600,000	610,621

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	700,000	782,093

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	455,000	500,540

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	715,000	820,715

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012	509,063	485,805

Capital One Capital III company
guaranty 7.686s, 2036	475,000	437,000

Capital One Capital VI company guaranty jr.
sub. stock 8 7/8s, 2040	354,000	376,984

Chubb Corp. (The) sr. notes 6 1/2s, 2038	235,000	258,785

Citigroup, Inc. sr. unsec. sub. FRN 0.527s, 2016	812,000	652,608

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	505,000	509,027

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	960,000	991,886

Citigroup, Inc. sr. unsec. unsub. notes FRN
0.423s, 2010	695,000	693,258

Citigroup, Inc. sub. notes 5s, 2014	565,000	544,674

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	209,000	190,056

Commonwealth Bank of Australia 144A
sr. unsec. notes 3 3/4s, 2014 (Australia)	40,000	39,853

Credit Suisse Guernsey Ltd. jr. sub. FRN
5.86s, 2049 (United Kingdom)	576,000	501,120

Deutsche Bank Capital Funding Trust VII 144A
FRB 5.628s, 2049	495,000	358,875

Dresdner Funding Trust I 144A bonds 8.151s, 2031	575,000	429,094

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	185,000	175,210

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	40,000	40,937

Federal Realty Investment Trust sr. unsec.
unsub. notes 5.95s, 2014 R	100,000	101,433

Fleet Capital Trust V bank guaranty FRN 1.254s, 2028	675,000	459,369

Fund American Cos., Inc. notes 5 7/8s, 2013	485,000	479,609

GATX Financial Corp. notes 5.8s, 2016	235,000	228,212

General Electric Capital Corp. sr. unsec.
FRN Ser. MTN, 0.473s, 2016	100,000	90,093

General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	960,000	989,450

General Electric Capital Corp.
sub. notes FRN 6 3/8s, 2067	565,000	490,138

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	230,000	246,215

12 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials cont.
Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	$500,000	$538,028

Goldman Sachs Group, Inc. (The)
sub. notes 6 3/4s, 2037	1,200,000	1,234,200

Health Care Property Investors, Inc.
sr. unsec. notes 6s, 2017	320,000	301,153

Health Care REIT, Inc. sr. notes 6s, 2013 R	160,000	162,177

Highwood Properties, Inc. sr. unsec.
bonds 5.85s, 2017 R	410,000	374,020

HSBC Finance Capital Trust IX FRN 5.911s, 2035	1,400,000	1,148,000

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	1,005,000	1,050,016

JPMorgan Chase Bank NA sub. notes Ser. BKNT,
6s, 2017	405,000	433,623

JPMorgan Chase Capital XVIII bonds Ser. R,
6.95s, 2036	337,000	327,407

JPMorgan Chase Capital XXV bonds Ser. Y,
6.8s, 2037	365,000	362,650

Liberty Mutual Insurance 144A notes 7.697s, 2097	900,000	770,425

Loews Corp. notes 5 1/4s, 2016	210,000	213,268

Marsh & McLennan Cos., Inc. sr. unsec.
notes 6 1/4s, 2012	655,000	691,280

Marsh & McLennan Cos., Inc. sr. unsec.
notes 5 3/8s, 2014	395,000	403,973

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	370,000	453,786

Merrill Lynch & Co., Inc. jr.
sub. bonds 7 3/4s, 2038	875,000	961,397

Merrill Lynch & Co., Inc. notes FRN
Ser. MTN, 0.482s, 2011	340,000	334,775

Merrill Lynch & Co., Inc. sr. unsec.
notes Ser. MTN, 6 7/8s, 2018	540,000	581,817

MetLife Capital Trust IV 144A jr.
sub. debs. 7 7/8s, 2067	1,500,000	1,492,500

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	85,000	74,375

Morgan Stanley sr. unsec. notes Ser. MTN,
5 3/4s, 2016	445,000	461,715

Morgan Stanley sr. unsec. notes FRN
Ser. MTN, 0.323s, 2010	445,000	444,994

Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	260,000	254,677

Nationwide Health Properties, Inc.
notes 6 1/2s, 2011 R	270,000	280,733

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	445,000	454,992

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	205,000	197,170

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	515,000	388,897

Progressive Corp. (The) jr. unsec.
sub. unsec. deb. FRN 6.7s, 2037	2,005,000	1,774,162

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	165,000	184,993

Prudential Financial, Inc. sr. notes 6.2s, 2015	165,000	177,519

Prudential Financial, Inc. sr. unsec.
unsub. notes Ser. MTNB, 5.1s, 2014	205,000	213,740

Royal Bank of Scotland Group PLC jr. sub. notes
FRN Ser. MTN, 7.64s, 2049 (United Kingdom)	300,000	158,250

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	150,000	149,519

Simon Property Group LP sr. unsec.
notes 6 3/4s, 2014 R	233,000	248,266

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Financials cont.
Simon Property Group LP sr. unsec. notes
6 1/8s, 2018 R	$370,000	$375,916

Simon Property Group LP unsub. bonds
5 3/4s, 2015 R	153,000	156,022

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	525,000	523,119

State Street Capital Trust IV company guaranty
jr. unsec. sub. bond FRB 1.254s, 2037	200,000	134,109

Swiss Re Capital I LP 144A company
guaranty FRN 6.854s, 2049 (United Kingdom)	155,000	116,600

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	385,000	382,445

Teachers Insurance & Annuity Association
of America 144A notes 6.85s, 2039	605,000	625,411

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	100,000	106,805

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	930,000	973,472

Wachovia Capital Trust V 144A bank
guaranty jr. unsec. sub. note 7.965s, 2027	1,190,000	1,128,314

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	760,000	790,368

WEA Finance LLC /WT Finance Aust. Pty. Ltd.
144A company guaranty sr. unsec. notes 7 1/2s, 2014	230,000	258,818

WEA Finance, LLC 144A company
guaranty sr. notes 7 1/8s, 2018	935,000	1,022,271

Wells Fargo Bank NA unsec. sub. notes FRN
0.483s, 2016	400,000	354,189

Wells Fargo Capital XV jr. sub. unsec.
company guaranty FRN 9 3/4s, 2049	375,000	405,000

Westpac Banking Corp. sr. unsec.
notes 4 7/8s, 2019 (Australia)	195,000	192,616

Westpac Capital Trust III 144A unsec.
sub. notes FRN 5.819s, 2049 (Australia)	645,000	538,188

Willis Group North America, Inc. company
guaranty 6.2s, 2017	245,000	242,874

ZFS Finance USA Trust I 144A bonds FRB
6 1/2s, 2037	218,000	182,575

		42,866,665
Health care (1.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	755,000	787,260

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	730,000	811,155

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	230,000	242,319

Express Scripts, Inc. sr. unsec.
notes 7 1/4s, 2019	83,000	94,680

Express Scripts, Inc. sr. unsec.
notes 6 1/4s, 2014	207,000	226,799

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	440,000	474,581

Hospira, Inc. sr. notes 6.05s, 2017	45,000	47,098

Hospira, Inc. sr. notes 5.55s, 2012	200,000	213,173

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	483,000	590,196

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2040	178,000	172,134

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	97,000	95,433

Roche Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2039	295,000	357,140

UnitedHealth Group, Inc. sr. unsec.
notes 5.8s, 2036	200,000	179,870

UnitedHealth Group, Inc. sr. unsec.
notes 5 1/2s, 2012	305,000	325,640

Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 R	190,000	183,825

Putnam VT Income Fund 13

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Health care cont.
Watson Pharmaceuticals, Inc. sr. unsec.
notes 6 1/8s, 2019	$245,000	$252,790

WellPoint, Inc. notes 7s, 2019	405,000	451,945

		5,506,038
Technology (0.5%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	490,000	490,172

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	65,000	68,785

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	305,000	336,551

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6 1/8s, 2012	269,000	292,906

Lexmark International Inc, sr. unsec.
notes 5.9s, 2013	405,000	415,722

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	170,000	181,656

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	391,000	394,211

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	152,000	151,897

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	113,000	112,552

		2,444,452
Transportation (0.7%)
American Airlines, Inc. pass-through
certificates Ser. 01-1, 6.817s, 2011	40,000	38,400

American Airlines, Inc. pass-through
certificates Ser. 01-2, 7.858s, 2011	215,000	215,000

Burlington Northern Santa Fe Corp.
sr. unsec. notes 7s, 2014	135,000	153,960

Burlington Northern Santa Fe Corp.
sr. unsec. notes 5 3/4s, 2018	160,000	169,960

Burlington Northern Santa Fe Corp.
sr. unsec. notes 4.7s, 2019	645,000	643,308

Delta Air Lines, Inc. pass-through
certificates Ser. 71-A, 6.821s, 2022	328,257	315,127

GATX Corp. notes 4 3/4s, 2012	195,000	200,130

Northwest Airlines Corp. pass-through
certificates Ser. 00-1, 7.15s, 2019	572,181	497,798

Southwest Airlines Co. pass-through
certificates Ser. 07-1, 6.15s, 2022	327,205	327,557

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	50,000	52,482

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	205,000	216,295

Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	295,000	313,818

United AirLines, Inc. pass-through
certificates Ser. 07-A, 6.636s, 2022	263,973	225,697

		3,369,532
Utilities and power (4.2%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	150,000	157,761

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	90,000	101,568

Ameren Energy Generating Co. sr. unsec.
notes 6.3s, 2020	225,000	220,312

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	255,000	240,658

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	595,000	688,986

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	370,000	392,617

Beaver Valley II Funding debs. 9s, 2017	482,000	526,807

Boardwalk Pipelines LP company
guaranty 5 7/8s, 2016	680,000	695,796

Bruce Mansfield Unit pass-through
certificates 6.85s, 2034	942,176	886,603

CenterPoint Energy Resources Corp.
notes 7 3/4s, 2011	515,000	544,663

CMS Energy Corp. sr. notes 8 1/2s, 2011	651,000	682,124

CMS Energy Corp. sr. unsec.
unsub. notes 6.3s, 2012	144,000	146,563

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. 6.15s, 2017	$105,000	$114,139

Commonwealth Edison Co. 1st mtge. sec.
bonds 5 7/8s, 2033	195,000	193,385

Commonwealth Edison Co. 1st mtge. sec.
bonds 5.8s, 2018	80,000	84,842

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	1,375,000	1,210,000

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	75,000	80,636

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	490,000	518,160

El Paso Natural Gas Co. sr. unsec.
notes 5.95s, 2017	50,000	51,501

El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	380,000	451,280

Electricite de France 144A notes 6.95s,
2039 (France)	415,000	490,811

Enel Finance Intl. SA 144A company guaranty
sr. unsec. notes 5 1/8s, 2019 (Luxembourg)	280,000	280,865

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	189,000	186,489

Illinois Power Co. 1st mtge. sr. bond
9 3/4s, 2018	200,000	248,694

Indianapolis Power & Light 144A 1st mtge.
6.3s, 2013	230,000	247,883

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	155,000	155,388

ITC Holdings Corp. 144A notes 5 7/8s, 2016	450,000	454,482

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	140,000	144,171

Kansas Gas & Electric bonds 5.647s, 2021	132,857	132,547

MidAmerican Energy Holdings Co.
bonds 6 1/8s, 2036	490,000	501,855

MidAmerican Energy Holdings Co. sr. unsec.
bond 6 1/2s, 2037	185,000	198,945

MidAmerican Funding, LLC sr. sec. bond
6.927s, 2029	175,000	189,819

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	395,000	444,033

NiSource Finance Corp. company guaranty
sr. unsec. unsub. notes 7 7/8s, 2010	710,000	744,336

Northwestern Corp. sec. notes 5 7/8s, 2014	450,000	466,778

Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	155,000	167,073

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	235,000	238,360

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	205,000	221,178

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	450,000	455,149

Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012	1,251,342	1,275,730

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	265,000	275,624

Public Service Co. of Colorado 1st mtge.
sec. bonds 5 1/8s, 2019	15,000	15,603

Puget Sound Energy, Inc. jr. sub. FRN
Ser. A, 6.974s, 2067	480,000	422,774

Southern Natural Gas Co. 144A notes 5.9s, 2017	185,000	188,434

Spectra Energy Capital, LLC company
guaranty sr. unsec. notes 5.9s, 2013	430,000	461,202

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	50,000	53,101

Spectra Energy Capital, LLC sr. notes 8s, 2019	325,000	382,007

Teco Finance, Inc. company guaranty sr.
unsec. unsub. notes Ser. *, 7.2s, 2011	465,000	485,448

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	630,000	772,778

14 Putnam VT Income Fund

CORPORATE BONDS AND NOTES (25.3%)* cont.	Principal amount	Value

Utilities and power cont.
TransAlta Corp. sr. unsec. notes 5 3/4s,
2013 (Canada)	$275,000	$289,889

TransAlta Corp. sr. unsec.
unsub. notes 4 3/4s, 2015 (Canada)	115,000	116,085

TransCanada Pipelines, Ltd. jr. sub. FRN
6.35s, 2067 (Canada)	210,000	197,036

Union Electric Co. 1st mtge. sr. sec. bond
6.7s, 2019	260,000	286,266

West Penn Power Co. 144A 1st mtge.
5.95s, 2017	395,000	402,915

		19,582,149
Total corporate bonds and notes (cost $115,308,183)		$118,958,247

ASSET-BACKED SECURITIES (9.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.921s, 2035	65,338	$17,531
FRB Ser. 05-4, Class A2C, 0.441s, 2035	83,864	77,161

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036	307,000	92,211
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036	418,000	131,681

Aegis Asset Backed Securities Trust 144A
Ser. 04-6N, Class Note, 4 3/4s,
2035 (In default) †	26,758	3

AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 0.641s, 2029	906,024	384,497

Ameriquest Mortgage Securities, Inc. FRB
Ser. 03-8, Class M2, 1.981s, 2033	176,486	49,170

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	622,000	99,520
Ser. 04-1A, Class E, 6.42s, 2039	495,418	69,359

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.501s, 2033	21,651	5,777
FRB Ser. 06-W4, Class A2C, 0.391s, 2036	737,839	244,953

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	118,811	83,386
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	177,000	139,830

Asset Backed Securities Corp. Home Equity
Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	103,163	63,446
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	398,242	246,151
FRB Ser. 06-HE7, Class A4, 0.371s, 2036	217,000	74,469

Bay View Auto Trust Ser. 05-LJ2, Class D,
5.27s, 2014	173,000	173,306

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	1,976,364	790,545
FRB Ser. 04-D, Class A, 0.621s, 2044	339,042	294,186

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	248,401	154,008
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	246,387	177,398
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	240,758	175,753

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1.161s, 2035	198,000	39,204
FRB Ser. 03-3, Class A2, 0.821s, 2043	626,114	511,337
FRB Ser. 05-3, Class A1, 0.681s, 2035	109,434	94,221

Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	307,867	308,554

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.651s, 2035	133,073	106,850

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	$1,752,974	$61,354
Ser. 00-4, Class A6, 8.31s, 2032	2,549,704	1,995,144
Ser. 00-5, Class A6, 7.96s, 2032	1,167,873	957,656
Ser. 01-4, Class A4, 7.36s, 2033	1,664,284	1,705,891
Ser. 00-6, Class A5, 7.27s, 2031	326,417	310,096
Ser. 01-1, Class A5, 6.99s, 2032	3,364,392	3,381,214
Ser. 01-3, Class A4, 6.91s, 2033	2,872,832	2,901,561
Ser. 02-1, Class A, 6.681s, 2033	1,370,890	1,384,599

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	134,000	98,286
FRB Ser. 04-6, Class 2A5, 0.621s, 2034	282,642	212,143
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	54,437	46,609

Credit-Based Asset Servicing and
Securitization 144A Ser. 06-MH1, Class B1,
6 1/4s, 2036	137,000	102,750

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	716,000	179,000

CS First Boston Mortgage Securities Corp.
144A Ser. 04-FR1N, Class A, 5s,
2034 (In default) †	49,089	5

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	64,804	6,108

Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 1.041s, 2035	149,238	139,543

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3,
0.381s, 2036	493,000	214,086

First Plus Home Loan Trust Ser. 97-3,
Class B1, 7.79s, 2023	77,731	65,659

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.561s, 2036	685,000	320,667
FRB Ser. 06-2, Class 2A3, 0.401s, 2036	1,287,000	714,352

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.531s, 2019	513,000	328,320
Ser. 04-1A, Class B, 1.081s, 2018	17,035	14,991

GE Business Loans 144A
Ser. 04-2, Class D, 2.983s, 2032	225,401	10,143
Ser. 04-2, Class C, 1.083s, 2032	168,592	20,231

Green Tree Financial Corp.
Ser. 99-5, Class A5, 7.86s, 2030	5,097,439	4,383,798
Ser. 97-2, Class A7, 7.62s, 2028	96,852	97,770
Ser. 97-6, Class A9, 7.55s, 2029	237,354	221,209
Ser. 97-4, Class A7, 7.36s, 2029	153,971	144,903
Ser. 97-3, Class A5, 7.14s, 2028	129,796	129,316
Ser. 97-6, Class A8, 7.07s, 2029	62,151	62,517
Ser. 98-4, Class A7, 6.87s, 2030	96,744	89,968
Ser. 97-7, Class A8, 6.86s, 2029	87,465	82,456
Ser. 98-6, Class A7, 6.45s, 2030	59,359	59,254
Ser. 99-1, Class A6, 6.37s, 2025	408,000	399,840

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,387,226	1,213,823
Ser. 99-5, Class M1A, 8.3s, 2026	197,000	178,423

GSAMP Trust FRB Ser. 06-HE5, Class A2C,
0.381s, 2036	1,916,000	564,389

Guggenheim Structured Real Estate Funding,
Ltd. 144A
FRB Ser. 05-2A, Class D, 1.781s, 2030	403,765	40,377
FRB Ser. 05-1A, Class D, 1.761s, 2030	180,084	19,795

High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 0.775s, 2036	745,824	410,203

Home Equity Asset Trust FRB Ser. 06-1,
Class 2A4, 0.561s, 2036	345,000	221,857

Putnam VT Income Fund 15

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.481s, 2035 F	$20,676	$39
FRB Ser. 06-FRE1, Class A4, 0.521s, 2035	291,000	159,527

Lehman XS Trust Ser. 07-6, Class 3A6,
6 1/2s, 2037	3,830,948	2,681,664

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.232s, 2036	1,280,000	89,600
FRB Ser. 02-1A, Class FFL, 2.982s, 2037	2,075,000	311,250

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	1,586,569	825,016

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.851s, 2035	226,000	101,512
FRB Ser. 06-4, Class 2A4, 0.491s, 2036	331,000	114,105
FRB Ser. 06-1, Class 2A3, 0.421s, 2036	419,274	206,436

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032	1,626,445	1,349,949
Ser. 02-A IO, 0.3s, 2032	41,540,809	623,109

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	28,416	14,857
Ser. 04-2A, Class D, 5.389s, 2026	24,647	12,589
Ser. 04-2A, Class C, 4.741s, 2026	24,425	14,903
FRB Ser. 02-1A, Class A1, 0.933s, 2024	180,770	163,287

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	174,000	80,886

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	187,720	171,608

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	105,276	66,824
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	141,000	99,889
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	198,000	578

N-Star Real Estate CDO, Ltd. 144A FRB
Ser. 04-2A, Class C1, 2.231s, 2039	500,000	100,000

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 0.763s, 2015	77,881	74,041

New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	570,272	541,776
FRB Ser. 03-4, Class M3, 3.306s, 2033	10,397	4,598

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	410,000	214,174
FRB Ser. 06-2, Class A2C, 0.381s, 2036	410,000	229,072

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	502,197	325,679
Ser. 00-D, Class A3, 6.99s, 2022	5,265	5,265
Ser. 01-D, Class A3, 5.9s, 2022	55,545	35,182
Ser. 02-C, Class A1, 5.41s, 2032	1,364,684	1,013,278

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	141,432	128,703
Ser. 01-B, Class A3, 6.535s, 2023	49,859	42,530

Park Place Securities, Inc. FRB
Ser. 05-WCH1, Class M4, 1.061s, 2036	92,000	14,010

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2,
0.361s, 2036	568,522	191,851

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	396,850	285,565
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	640,000	301,964

Residential Asset Securities Corp. FRB
Ser. 05-EMX1, Class M2, 0.961s, 2035	266,020	180,899

Residential Asset Securities Corp. 144A
Ser. 04-NT, Class Note, 4 1/2s, 2034 (In default) †	37,676	4

Saco I Trust FRB Ser. 05-10, Class 1A1,
0.491s, 2036	306,726	104,695

ASSET-BACKED SECURITIES (9.2%)* cont.	Principal amount	Value

SAIL Net Interest Margin Notes 144A
Ser. 04-4A, Class B, 7 1/2s, 2034 (In default) †	$98,270	$1

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035	129,040	574
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	602,000	232,363
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	335,632	224,874

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.441s, 2036	704,000	249,795
FRB Ser. 06-FRE1, Class A2B, 0.411s, 2036	294,371	125,887

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	333,000	228,741
FRB Ser. 06-3, Class A3, 0.391s, 2036	1,927,000	1,172,859

South Coast Funding 144A FRB Ser. 3A,
Class A2, 1.474s, 2038	235,000	2,350

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.491s, 2036	331,000	27,882

TIAA Real Estate CDO, Ltd. Ser. 03-1A,
Class E, 8s, 2038	718,000	71,800

WAMU Asset-Backed Certificates FRB
Ser. 07-HE2, Class 2A1, 0.341s, 2037	2,817,141	1,802,970

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.551s, 2037	146,000	48,937

Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 1.182s, 2044
(United Kingdom)	244,291	29,315

Total asset-backed securities (cost $64,224,437)		$43,194,075

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from
September 20, 2038 to January 20, 2039	$16,018,469	$17,127,247

		17,127,247
U.S. Government Agency Mortgage Obligations (0.4%)
Federal National Mortgage Association
Pass-Through Certificates
7s, TBA, January 1, 2040	1,000,000	1,095,625
5s, March 1, 2038	534,902	549,633

		1,645,258
Total U.S. government and agency mortgage
obligations (cost $18,596,314)		$18,772,505

U.S. TREASURY OBLIGATIONS (1.2%)* i	Principal amount	Value

U.S. Treasury Notes 3 3/4s%, June 30, 2013	$1,150,000	$1,207,351

U.S. Treasury Notes 1 1/4s%,
November 30, 2010	3,100,000	3,122,971

U. S. Treasury Inflation Protected
Securities 2s%, July 15, 2014	1,126,138	1,203,087

Total U.S. treasury obligations (cost $5,533,409)		$5,533,409

16 Putnam VT Income Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$27,793,000	$827,676

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.230	27,793,000	819,338

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	2,808,960

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to pay a fixed rate
of 5.03% versus the three month
USD-LIBOR-BBA maturing
February 16, 2020.	Feb-10/5.030	33,440,000	16,720

Total purchased options outstanding (cost $4,987,761)			$4,472,694

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$350,000	$340,064

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 7.309s, 6/1/34	395,000	316,107

North TX, Thruway Auth. Rev. Bonds (Build
America Bonds), 6.718s, 1/1/49	285,000	296,323

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	560,000	448,006

Total municipal bonds and notes (cost $1,592,477)		$1,400,500

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN
Ser. B, 2.734s, 2012	$127,740	$119,373

Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.009s, 2014	124,077	113,562

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014	63,207	55,991

Harrah’s Operating Co., Inc. bank term loan
FRN Ser. B2, 3.282s, 2015	104,084	84,026

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 2.283s, 2014	4,434	3,303

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2 1/4s, 2014	77,817	57,974

Intelsat Corp. bank term loan FRN Ser. B2,
2.735s, 2011	33,577	31,583

Intelsat Corp. bank term loan FRN Ser. B2-A,
2.735s, 2013	33,587	31,593

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.735s, 2013	33,577	31,583

Level 3 Communications, Inc. bank term loan
FRN 2.53s, 2014	129,000	116,960

MetroPCS Wireless, Inc. bank term loan FRN
2.54s, 2013	50,555	48,154

National Bedding Co. bank term loan FRN
2.317s, 2011	55,010	50,288

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value

Polypore, Inc. bank term loan FRN Ser. B,
2.49s, 2014	$126,407	$118,191

Spectrum Brands, Inc. bank term loan FRN
1 1/2s, 2013	8,231	8,141

Spectrum Brands, Inc. bank term loan FRN
Ser. B1, 8.003s, 2013	119,311	118,006

Sun Healthcare Group, Inc. bank term loan
FRN 0.183s, 2014	21,507	20,082

Sun Healthcare Group, Inc. bank term loan
FRN Ser. B, 2.398s, 2014	134,040	125,160

SunGard Data Systems, Inc. bank term loan
FRN 1.985s, 2014	2,917	2,750

SunGard Data Systems, Inc. bank term loan
FRN Ser. B, 3.898s, 2016	60,443	58,751

TW Telecom, Inc. bank term loan FRN Ser. B,
1.99s, 2013	63,197	60,452

Total senior loans (cost $1,270,356)		$1,255,923

SHORT-TERM INVESTMENTS (24.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	70,430,890	$70,430,890

U.S. Treasury Bills zero %, January 14, 2010 i	$135,000	135,000

U.S. Treasury Bills for effective yields
ranging from 0.18% to 0.26%,
August 26, 2010 ## #	28,384,000	28,347,470

U.S. Treasury Cash Management Bills for
effective yields ranging from 0.23%
to 0.29%, July 15, 2010 ## #	17,263,000	17,230,787

U.S. Treasury Cash Management Bills for an
effective yield of 0.31%,
April 1, 2010 ## #	160,000	159,812

Total short-term investments (cost $116,305,683)		$116,303,959

Total investments (cost $530,079,823)		$550,475,949

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNB	Medium Term Notes Class B
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $469,656,058.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December 31, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

Putnam VT Income Fund 17

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities valuation inputs. (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At December 31, 2009, liquid assets totaling $287,426,005 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	995	$114,798,125	Mar-10	$(4,398,346)

U.S. Treasury Bond 20 yr (Short)	24	2,769,000	Mar-10	113,736

U.S. Treasury Note 2 yr (Short)	4	865,063	Mar-10	3,989

U.S. Treasury Note 5 yr (Long)	75	8,578,711	Mar-10	(138,066)

U.S. Treasury Note 10 yr (Long)	747	86,243,484	Mar-10	(2,270,937)

U.S. Treasury Note 10 yr (Short)	1	115,453	Mar-10	2,794

Total				$(6,686,830)

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233)	amount	strike price	Value

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	$26,524,000	Aug-11/4.49	$1,185,623

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.525%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,489,000	Jul-11/4.525	1,159,750

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.08%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.08	2,874,190

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.475% versus the
three month USD-LIBOR-BBA maturing
August 19, 2021.	16,061,000	Aug-11/4.475	699,296

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.475% versus
the three month USD-LIBOR-BBA
maturing August 19, 2021.	16,061,000	Aug-11/4.475	1,051,996

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.55% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	$13,262,000	Aug-11/4.55	$616,418

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.55% versus
the three month USD-LIBOR-BBA
maturing August 17, 2021.	13,262,000	Aug-11/4.55	827,416

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	26,524,000	Aug-11/4.49	1,717,429

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to pay a fixed rate of 4.70% versus the
three month USD-LIBOR-BBA maturing
August 8, 2021.	17,810,000	Aug-11/4.7	937,697

Option on an interest rate swap with
Bank of America, N.A. for the obligation
to receive a fixed rate of 4.70% versus
the three month USD-LIBOR-BBA
maturing August 8, 2021.	17,810,000	Aug-11/4.7	998,963

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.745% versus the three month
USD-LIBOR-BBA maturing
July 27, 2021.	38,233,500	Jul-11/4.745	2,052,374

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	38,233,500	Jul-11/4.745	2,092,519

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	11,952,000	Jul-11/4.5475	554,573

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	11,952,000	Jul-11/4.5475	724,411

Option on an interest rate swap with
Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	23,904,000	Jul-11/4.52	1,082,851

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	25,489,000	Jul-11/4.46	1,094,498

Option on an interest rate swap with
Citibank, N.A. for the obligation to
receive a fixed rate of 4.52% versus
the three month USD-LIBOR-BBA
maturing July 26, 2021.	23,904,000	Jul-11/4.52	1,474,877

18 Putnam VT Income Fund

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.525% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	$25,489,000	Jul-11/4.525	$1,567,566

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.46% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	25,489,000	Jul-11/4.46	1,633,249

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	27,793,000	Jun-10/5.235	187,603

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.215%
versus the three month USD-LIBOR-BBA
maturing February 18, 2020.	44,455,000	Feb-10/5.215	4,407,713

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	9,347,000	May-12/5.51	811,564

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	21,583,100	Oct-10/4.02	527,923

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
4.02% versus the three month
USD-LIBOR-BBA maturing
October 14, 2020.	21,583,100	Oct-10/4.02	1,187,718

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $40,703,233) cont.	amount	strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	$27,793,000	Jun-10/5.23	$183,807

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.22%
versus the three month USD-LIBOR-BBA
maturing February 24, 2020.	32,893,000	Feb-10/5.22	3,252,460

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.51% versus the three month
USD-LIBOR-BBA maturing
May 14, 2022.	9,347,000	May-12/5.51	433,443

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.22% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	32,893,000	Feb-10/5.22	16,775

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.08% versus the three month
USD-LIBOR-BBA maturing
February 24, 2020.	$32,893,000	Feb-10/5.08	$25,328

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of
5.215% versus the three month
USD-LIBOR-BBA maturing
February 18, 2020.	44,455,000	Feb-10/5.215	15,558

Total			$35,395,588

Putnam VT Income Fund 19

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$25,143,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.155%	$361,343

	190,306,000	—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	5,530,635

	101,350,000	—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	2,574,612

	9,100,000	—	12/22/19	3.68125%	3 month USD-LIBOR-BBA	208,931

	13,780,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(1,119,765)

	50,782,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(761,140)

	32,274,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	1,057,476

Barclays Bank PLC
	82,403,000	—	12/9/10	3 month USD-LIBOR-BBA	2.005%	1,164,467

Citibank, N. A.

	13,210,000	—	12/23/29	4.325%	3 month USD-LIBOR-BBA	244,663

	98,308,000	(340,864)	11/24/24	3.9%	3 month USD-LIBOR-BBA	4,321,730

	110,485,000	499,983	11/24/29	3 month USD-LIBOR-BBA	4.06%	(5,153,974)

	83,730,000	(48,156)	11/25/10	3 month USD-LIBOR-BBA	0.51%	(82,065)

Credit Suisse International

	154,096,000	(69,608)	12/16/13	2.23%	3 month USD-LIBOR-BBA	1,646,037

	59,548,000	140,431	12/18/39	4.37%	3 month USD-LIBOR-BBA	1,558,901

	72,761,000	279,074	12/18/24	4.17%	3 month USD-LIBOR-BBA	1,709,763

	108,303,000	229,444	12/18/14	2.74%	3 month USD-LIBOR-BBA	1,231,164

	18,774,000	(12,796)	12/18/11	3 month USD-LIBOR-BBA	1.23%	(60,178)

	10,555,200	—	12/23/29	4.3725%	3 month USD-LIBOR-BBA	127,512

	20,179,800	—	12/30/14	2.97125%	3 month USD-LIBOR-BBA	(7,640)

	84,809,000	40,699	12/16/39	4.32%	3 month USD-LIBOR-BBA	2,748,886

	123,125,000	66,462	12/16/19	3 month USD-LIBOR-BBA	3.66%	(2,887,033)

Deutsche Bank AG

	17,473,000	—	11/24/29	4.07%	3 month USD-LIBOR-BBA	870,395

	171,336,000	(16,434)	12/2/14	2.36%	3 month USD-LIBOR-BBA	4,313,687

	23,749,000	42,508	12/2/18	3 month USD-LIBOR-BBA	3.18%	(1,105,095)

	161,888,000	(67,262)	12/4/10	3 month USD-LIBOR-BBA	0.53%	(141,865)

	125,061,000	(75,941)	12/4/13	2.01%	3 month USD-LIBOR-BBA	2,209,027

	59,438,000	89,003	12/4/19	3 month USD-LIBOR-BBA	3.38%	(2,659,608)

	33,300,000	—	12/21/14	3 month USD-LIBOR-BBA	2.59%	(557,042)

	115,867,000	—	12/19/10	3 month USD-LIBOR-BBA	1.53429%	1,055,406

	126,381,000	—	1/30/11	3 month USD-LIBOR-BBA	1.45%	1,701,195

	129,652,000	—	2/5/29	3 month USD-LIBOR-BBA	3.324%	(17,690,977)

	214,455,000	—	2/6/14	2.5529%	3 month USD-LIBOR-BBA	(1,630,040)

	166,600,000	—	3/20/11	3 month USD-LIBOR-BBA	1.43%	1,890,044

	170,000,000	—	3/30/14	2.36%	3 month USD-LIBOR-BBA	1,106,423

	126,674,000	44,145	10/2/19	3 month USD-LIBOR-BBA	3.45%	(4,089,988)

Goldman Sachs International

	22,500,000	—	12/21/14	3 month USD-LIBOR-BBA	2.6025%	(363,026)

	11,577,500	—	12/24/19	3.92%	3 month USD-LIBOR-BBA	34,305

	48,190,100	—	12/24/11	1.2675%	3 month USD-LIBOR-BBA	116,081

JPMorgan Chase Bank, N. A.

	90,223,000	—	3/15/10	3 month USD-LIBOR-BBA	2.5%	1,074,865

	47,089,000	—	3/20/13	3 month USD-LIBOR-BBA	3.145%	1,851,989

	39,362,000	—	3/20/13	3 month USD-LIBOR-BBA	3.13%	1,527,988

	54,877,000	—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	599,145

20 Putnam VT Income Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09 cont.

		Upfront				Unrealized
Swap	Notional	premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N. A. cont.

	$41,904,000	$—	5/23/10	3 month USD-LIBOR-BBA	3.16%	$603,283

	25,846,000	—	7/22/10	3 month USD-LIBOR-BBA	3.565%	853,875

	82,878,000	—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	2,690,073

	13,200,000	—	12/17/24	4.18%	3 month USD-LIBOR-BBA	243,013

	190,999,200	—	12/24/11	1.25059%	3 month USD-LIBOR-BBA	523,740

	32,656,000	—	12/24/19	3 month USD-LIBOR-BBA	3.90798%	(130,147)

	33,337,000	—	3/3/11	3 month USD-LIBOR-BBA	1.68283%	527,734

	78,184,000	—	3/23/16	3 month USD-LIBOR-BBA	2.6125%	(2,688,778)

	95,000,000	—	3/24/11	3 month USD-LIBOR-BBA	1.4625%	1,112,958

	38,300,000	—	4/3/10	3 month USD-LIBOR-BBA	1.168%	172,545

Total						$8,435,530

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

					Fixed payments	Unrealized
Swap counterparty /		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N. A.
Financial Security Assurance Holdings, Ltd,
6.4%, 12/15/66	Baa1	$—	$135,000	12/20/12	95 bp	$(14,777)

Credit Suisse International
DJ CMB NA CMBX AAA Index	AA+	7,324	44,000	12/13/49	8 bp	485

DJ CMB NA CMBX AJ Index	—	(433,724)	1,349,000	2/17/51	(96 bp)	223,967

DJ CMBX NA AAA Series 4 Version 1 Index	—	(5,151,664)	12,471,000	2/17/51	(35 bp)	(3,027,333)

General Electric Capital Corp., 5 5/8%, 9/15/17	Aa2	—	565,000	12/20/13	530 bp	78,958

Deutsche Bank AG
DJ CDX NA IG Series 13 Version 1 Index	BBB+	—	7,970,000	12/20/14	100 bp	57,508

General Electric Capital Corp., 6 7/8%, 1/10/39	Aa2	(12,034)	305,000	9/20/14	500 bp	33,163

General Electric Capital Corp., 6%, 6/15/12	Aa2	—	910,000	9/20/13	109 bp	(14,457)

Goldman Sachs International
DJ CDX NA CMBX AAA Index	AAA	27,066	740,000	3/15/49	7 bp	(55,250)

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	AA	1,100,020	10,136,500	2/17/51	35 bp	(627,180)

Total						$(3,344,916)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Income Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$43,194,075	$—

Corporate bonds and notes	—	118,958,247	—

Mortgage-backed securities	—	239,771,700	812,937

Municipal bonds and notes	—	1,400,500	—

Purchased options outstanding	—	4,472,694	—

Senior loans	—	1,255,923	—

U.S. Government and Agency Mortgage Obligations	—	18,772,505	—

U.S. Treasury Obligations	—	5,533,409	—

Short-term investments	70,430,890	45,873,069	—

Totals by level	$70,430,890	$479,232,122	$812,937

	Level 1	Level 2	Level 3

Other financial instruments:	$(6,686,830)	$(26,642,650)	$(193,965)

Other financial instruments include futures, written options, swaps and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$1,319,242	$—	$(26,566)	$26,486	$—	$(1,319,162)	$—

Mortgage-backed securities	1,277,977	—	—	16,081	44,635	(525,756)	812,937

Totals:	$2,597,219	$—	$(26,566)	$42,567	$44,635	$(1,844,918)	$812,937

† Includes $16,081 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	gain/(loss)	(depreciation)	sales	Level 3	2009 ††

Other financial instruments:	$(217,466)	$—	$—	$23,501	$—	$—	$(193,965)

† Includes $23,501 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

22 Putnam VT Income Fund

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $459,648,933)	$480,045,059

Affiliated issuers (identified cost $70,430,890) (Note 6)	70,430,890

Cash	137,115

Interest and other receivables	4,696,119

Receivable for shares of the fund sold	60,586

Receivable for investments sold	24,328,958

Unrealized appreciation on swap contracts (Note 1)	49,957,972

Premium paid on swap contracts (Note 1)	6,228,483

Total assets	635,885,182

Liabilities

Payable for variation margin (Note 1)	797,832

Payable for investments purchased	73,227,975

Payable for shares of the fund repurchased	158,810

Payable for compensation of Manager (Note 2)	531,636

Payable for investor servicing fees (Note 2)	11,772

Payable for custodian fees (Note 2)	21,582

Payable for Trustee compensation and expenses (Note 2)	142,473

Payable for administrative services (Note 2)	3,050

Payable for distribution fees (Note 2)	42,437

Payable for receivable purchase agreement (Note 2)	193,965

Interest payable (Note 2)	2,442,906

Written options outstanding, at value (premiums received $40,703,233)
(Notes 1 and 3)	35,395,588

Premium received on swap contracts (Note 1)	2,566,159

Unrealized depreciation on swap contracts (Note 1)	44,867,358

Collateral on certain derivative contracts, at value (Note 1)	5,668,409

Other accrued expenses	157,172

Total liabilities	166,229,124

Net assets	$469,656,058

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$489,981,169

Undistributed net investment income (Note 1)	43,898,007

Accumulated net realized loss on investments (Note 1)	(88,571,279)

Net unrealized appreciation of investments	24,348,161

Total — Representing net assets applicable to
capital shares outstanding	$469,656,058

Computation of net asset value Class IA

Net Assets	$270,438,458

Number of shares outstanding	21,821,578

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.39

Computation of net asset value Class IB

Net Assets	$199,217,600

Number of shares outstanding	16,202,397

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.30

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $198,361
from investments in affiliated issuers) (Note 6)	$36,771,360

Total investment income	36,771,360

Expenses

Compensation of Manager (Note 2)	2,754,512

Investor servicing fees (Note 2)	126,565

Custodian fees (Note 2)	59,106

Trustee compensation and expenses (Note 2)	38,563

Administrative services (Note 2)	25,451

Distribution fees — Class IB (Note 2)	449,268

Interest expense (Note 2)	2,442,906

Other	324,827

Fees waived and reimbursed by Manager (Note 2)	(875,446)

Total expenses	5,345,752

Expense reduction (Note 2)	(3,727)

Net expenses	5,342,025

Net investment income	31,429,335

Net realized gain on investments (Notes 1 and 3)	17,972,281

Net realized gain on swap contracts (Note 1)	6,926,904

Net realized loss on futures contracts (Note 1)	(2,970,358)

Net realized gain on written options (Notes 1 and 3)	659,205

Net unrealized appreciation of investments futures contracts, swap contracts, written options, TBA sale commitments and
receivable purchase agreement during the year	107,634,037

Net gain on investments	130,222,069

Net increase in net assets resulting from operations	$161,651,404

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 23

Statement of changes in net assets

	Putnam VT
	Income Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$31,429,335	$27,173,160

Net realized gain (loss) on investments	22,588,032	(93,140,222)

Net unrealized appreciation (depreciation)
of investments	107,634,037	(64,677,254)

Net increase (decrease) in net assets
resulting from operations	161,651,404	(130,644,316)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(14,788,211)	(23,950,417)

Class IB	(10,530,791)	(17,430,226)

Increase in capital from settlement
payments (Note 8)	—	55,580

Decrease from capital share transactions
(Note 4)	(50,206,152)	(109,852,436)

Total increase (decrease) in net assets	86,126,250	(281,821,815)

Net assets:

Beginning of year	383,529,808	665,351,623

End of year (including undistributed net
investment income of $43,898,007 and
$26,453,782, respectively)	$469,656,058	$383,529,808

The accompanying notes are an integral part of these financial statements.

24 Putnam VT Income Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) c,d,e	Ratio of expenses to average net assets, excluding interest expense (%) c,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%) f

Putnam VT Income Fund (Class IA)

12/31/09	$9.02	.79	3.23	4.02	(.65)	—	(.65)	—	$12.39	47.22	$270,438	1.16 g	.58	7.52	277.26

12/31/08	12.68	.57	(3.39)	(2.82)	(.84)	—	(.84)	— h,i	9.02	(23.78)	221,192.58		.58	4.97	208.37

12/31/07	12.70	.65	.02	.67	(.69)	—	(.69)	—	12.68	5.45	379,470.57		.57	5.25	228.92

12/31/06	12.69	.54	.04	.58	(.57)	—	(.57)	—	12.70	4.83	437,298.57		.57	4.39	201.13

12/31/05	12.96	.52	(.20)	.32	(.45)	(.14)	(.59)	—	12.69	2.60	530,341.61		.61	4.06	336.25

Putnam VT Income Fund (Class IB)

12/31/09	$8.96	.76	3.19	3.95	(.61)	—	(.61)	—	$12.30	46.65	$199,218	1.41 g	.83	7.27	277.26

12/31/08	12.59	.54	(3.36)	(2.82)	(.81)	—	(.81)	— h,i	8.96	(23.93)	162,338.83		.83	4.75	208.37

12/31/07	12.61	.62	.02	.64	(.66)	—	(.66)	—	12.59	5.22	285,881.82		.82	5.00	228.92

12/31/06	12.61	.50	.04	.54	(.54)	—	(.54)	—	12.61	4.52	300,246.82		.82	4.09	201.13

12/31/05	12.88	.48	(.20)	.28	(.41)	(.14)	(.55)	—	12.61	2.36	292,152.86		.86	3.81	336.25

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.21%

12/31/08	0.17

12/31/07	0.14

12/31/06	0.16

12/31/05	0.10

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.58% of average net assets as of December 31, 2009 (Note 2).

h Amount represents less than $0.01 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the Securities and Exchange Commission (the “SEC”) which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008 (Note 8).

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund 25

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT Income Fund (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk by investing in investment-grade and high-yield bonds, and U.S. government securities. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of appoximately $285,900,000 on Purchased options

26 Putnam VT Income Fund

contracts for the year ended December 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended December 31, 2009. Outstanding contracts on Futures contracts at the year ended December 31, 2009 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $13,500,000 on Total return swap contracts for the year ended December 31, 2009.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $5,462,900,000 on Interest rate swap contracts for the year ended December 31, 2009.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $137,000,000 on Credit default swap contracts for the year ended December 31, 2009.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $6,570,000 at December 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had a net liability position of $34,287,799 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $34,187,381.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

Putnam VT Income Fund 27

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $79,792,084 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on December 31, 2016.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts, interest only securities and unpaid interest expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations For the year ended December 31, 2009, the fund reclassified $11,333,892 to increase undistributed net investment income and $11,333,892 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$43,497,896
Unrealized depreciation	(38,567,794)

Net unrealized appreciation	4,930,102
Undistributed ordinary income	50,996,634
Capital loss carryforward	(79,792,084)

Cost for federal income tax purposes	$545,545,847

P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Q) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and
other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates:

Fund name	Fee rate

Putnam VT Income Fund	0.65% of the first $500 million of average
net assets,
0.55% of the next $500 million,
0.50% of the next $500 million,
0.45% of the next $5 billion,
0.425% of the next $5 billion,
0.405% of the next $5 billion,
0.39% of the next $5 billion,
and 0.38% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT Income Fund	0.550% of the first $5 billion of average
net assets,
0.500% of the next $5 billion,
0.450% of the next $10 billion,
0.400% of the next $10 billion,
0.350% of the next $50 billion,
0.330% of the next $50 billion,
0.320% of the next $100 billion,
and 0.315% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $490,665 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of

28 Putnam VT Income Fund

0.45% of the fund’s average net assets. During the year ended December 31, 2009, the fund’s expenses were reduced by $384,781 as a result of this limit.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $843,827 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $50,118,162 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended December 31, 2009, the fund’s expenses were reduced by $3,727 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $339, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,062,633,838 and $1,101,422,978, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions for the fund during the year ended December 31, 2009 is summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT Income Fund	Contract amounts	USD	268,474,000	496,201,200	(14,649,000)	(14,649,000)	—	735,377,200

	Premiums received		$12,755,397	$29,266,246	$(659,205)	$(659,205)	$—	$40,703,233

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Income Fund

Shares sold	367,308	$3,888,542	430,205	$4,922,844	529,692	$5,666,354	302,472	$3,662,497

Shares issued in connection with
reinvestment of distributions	1,635,864	14,788,211	2,036,600	23,950,417	1,171,389	10,530,791	1,491,037	17,430,226

Subtotal	2,003,172	18,676,753	2,466,805	28,873,261	1,701,081	16,197,145	1,793,509	21,092,723

Shares repurchased	(4,708,262)	(48,291,170)	(7,862,687)	(88,172,451)	(3,625,389)	(36,788,880)	(6,378,163)	(71,645,969)

Net decrease	(2,705,090)	$(29,614,417)	(5,395,882)	$(59,299,190)	(1,924,308)	$(20,591,735)	(4,584,654)	$(50,553,246)

Putnam VT Income Fund 29

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT Income Fund	Credit contracts	Receivables	$2,963,685	Payables	$1,845,589

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation /
		appreciation/(depreciation)	53,970,303*	(depreciation)	83,945,185*

	Total		$56,933,988		$85,790,774

*Includes cumulative appecition/depreciation of futures contracts as reported in the fund’s portfoio. Only current day’s variation margin is reported witin the Statement of assets and liabillities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Income Fund	Credit contracts	$—	$—	$—	$(7,788,436)	$(7,788,436)

	Interest rate contracts	(4,497,673)	(2,970,358)	—	14,715,340	7,247,309

	Total	$(4,497,673)	$(2,970,358)	$—	$6,926,904	$(541,127)

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Income Fund	Credit contracts	$—	$—	$—	$2,806,474	$2,806,474

	Interest rate contracts	(10,169,404)	(927,106)	—	29,417,578	18,321,068

	Total	$(10,169,404)	$(927,106)	$—	$32,224,052	$21,127,542

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $198,361 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $388,868,309 and $318,437,419, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In August 2008, the fund received a payment from Putnam Management for $55,580 related to restitution payments in connection with a distribution plan approved by the SEC. These amounts can be found in the increase in capital from settlement payments line item in the prior year Statement of changes in net assets.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

30 Putnam VT Income Fund

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT Income Fund	37,086,366	1,309,773	1,229,511	—

All tabulations are rounded to the nearest whole number.

Putnam VT Income Fund 31

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

32 Putnam VT Income Fund

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

Putnam VT Income Fund 33

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

34 Putnam VT Income Fund

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT Income Fund 35

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

36 Putnam VT Income Fund

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

Putnam VT Income Fund 37

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

38 Putnam VT Income Fund

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT Income Fund 39

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

40 Putnam VT Income Fund

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Putnam VT Income Fund 41

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

42 Putnam VT Income Fund

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Putnam VT Income Fund 43

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
Charles E. Porter (Born 1938)		and Putnam Retail Management

Senior Advisor to the Trustees	Since 1989	Robert R. Leveille (Born 1969)

Steven D. Krichmar (Born 1958)		Vice President and Chief Compliance Officer	Since 2007

Vice President and Principal Financial Officer	Since 2002	Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)
		Vice President and BSA Compliance Officer	Since 2002
Vice President, Principal Accounting Officer
and Assistant Treasurer	Since 2007	Managing Director, Putnam Investments

Managing Director, Putnam Investments and Putnam Management		Judith Cohen (Born 1945)

Susan G. Malloy (Born 1957)		Vice President, Clerk and Assistant Treasurer	Since 1993

Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

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Putnam VT Income Fund 47

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259659 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$120,287	$--	$3,220	$613*
December 31, 2008	$156,202	$--	$3,996	$727*

* Includes fees of $613 and $727 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December

31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $563,113 and $176,269 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010